SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) December 15, 2004

VICTOR INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

Idaho	000-30237	91-0784114
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

180 Southwest Higgins Ave. Missoula, Montana 59803
(Address of principal executive offices)
406-549-2261
(Registrant’s Telephone Number)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

___  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

___  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

___  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

___  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Change in Registrant’s Certifying Accountant.

By way of letter dated December 15, 2004 Wong Johnson and Associates, a Professional Corporation, (the “Former Accountants”) confirmed to Victor Industries, Inc. (the “Company”) their earlier verbal notification that they had resigned as the Company’s principal accountants, effective November 12, 2004. However, subsequent to the Former Accountants’ resignation, at the request of the Registrant, the Former Accountants provided consent for the filing of an Amended S-8, which was filed by the Registrant on December 3, 2004.

The Former Accountants’ reports on the consolidated financial statements for the years ended December 31, 2003 and 2002 did not contain an adverse opinion or disclaimer of opinion and were not qualified as to audit scope or accounting principles.

The Former Accountants’ report on the consolidated financial statements of the Company as of and for the year ended December 31, 2003, contained a separate paragraph which read as follows:

As discussed in note 2 to the consolidated financial statements, the Company has a working capital deficiency of $253,924 as at December 31, 2003 and has suffered recurring losses from operations that raise substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also discussed in note 2. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.

The Company’s Board of Directors has received and accepted the resignation of the Former Accountants.

During the last two years preceding the Former Accountants’ resignation and for the interim period from January 1, 2004 through November 12, 2004, and subsequently through December 2, 2004, there were no disagreements with the Former Accountants on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the Former Accountants, would have caused the Former Accountants to make reference to the subject matter of the disagreements in connection with the Former Accountants’ reports.

During the last two years preceding the Former Accountants’ resignation and for the interim period from January 1, 2004 through November 12, 2004, and subsequently December 2, 2004, there were no “reportable events” as defined by regulation S-K, Item 304(a)(1)(v)(A) through (D).

After the Company learned of the resignation of the Former Accountants, the Company engaged Peterson Sullivan, PLLC, of Seattle, Washington (the "New Accountants") as the principal accountants to audit the Company’s financial statements. Prior to formally engaging the New Accountants, the Audit Committee of the Company’s Board of Directors approved said action with respect to the New Accountants.

A letter from the Former Accountants addressed to the Securities & Exchange Commission (“SEC”) stating that the Former Accountants agree with the statements contained herein has been filed as an exhibit to this report.

Item 9.01     Financial Statements and Exhibits.

(c). Exhibits

16.1	Letter of Agreement from Wong Johnson and Associates, a Professional Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: December 15, 2004

Victor Industries, Inc.

By: /s/ Lana Pope _______________________ Lana Pope Chief Executive Officer